EXHIBIT 31.1
                Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
                    Certification of Chief Executive Officer


I, Chiu, Chi-Yuan, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of SMALL BUSINESS ISSUER as of, and for, the periods presented in this report;

4. SMALL BUSINESS ISSUER's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for SMALL BUSINESS ISSUER and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to SMALL BUSINESS ISSUER, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b)       not required

         c) evaluated the effectiveness of SMALL BUSINESS ISSUER'S disclosure controls and procedures and presented in this
                  report  our  conclusions   about  the   effectiveness  of  the
                  disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         d) disclosed in this report any change in SMALL BUSINESS ISSUER's internal control over financial reporting that occurred during SMALL BUSINESS ISSUER's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, SMALL BUSINESS ISSUER's internal control over financial reporting; and


5. SMALL BUSINESS ISSUER's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to SMALL BUSINESS ISSUER's auditors and the audit committee of SMALL BUSINESS ISSUER's board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect SMALL BUSINESS ISSUER's ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in SMALL BUSINESS ISSUER's internal control over financial reporting.



                                     SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.


Date: May 14, 2004                    /s/   Chiu, Chi-Yuan
                                     -------------------------------------------
                                     Chiu, Chi-Yuan President
                                     and Principal Executive Officer